Exhibit 99.3

National Commerce Financial Corporation and Subsidiaries

CONSOLIDATED BALANCE SHEETS

June 30, 2004 and December 31, 2003

	(Unaudited)
In Thousands Except Share Data	June 30, 2004	December 31, 2003
ASSETS
Cash and due from banks	$568,360	558,313
Time deposits in other banks	7,803	64,174
Federal funds sold and other short-term investments	267,182	129,722
Investment securities:
Available for sale (amortized cost of $5,217,931 and $5,220,555)	5,116,531	5,238,429
Held to maturity (fair values of $1,113,177 and $1,375,484)	1,140,777	1,380,571
Trading account securities, at fair value	245,913	280,649
Loans held for sale	334,156	215,132
Loans	14,191,270	13,034,948
Less allowance for loan losses	178,438	170,452

Net loans	14,012,832	12,864,496

Bank owned life insurance	349,473	241,481
Investment in First Market Bank, FSB	35,214	32,527
Premises and equipment, net	245,279	266,401
Goodwill, net	1,090,101	1,085,565
Core deposit intangibles, net	145,899	172,658
Other assets	484,597	486,798

Total assets	$24,044,117	23,016,916

LIABILITIES
Deposits:
Demand (noninterest-bearing)	$2,862,746	2,602,026
Savings, NOW and money market accounts	5,804,172	5,878,002
Jumbo and brokered certificates of deposits	2,464,471	2,206,736
Time deposits	4,883,076	4,862,823

Total deposits	16,014,465	15,549,587
Short-term borrowed funds	1,708,305	1,671,908
Federal Home Loan Bank advances	2,875,720	2,301,191
Long-term debt	285,158	277,996
Other liabilities	378,357	435,048

Total liabilities	21,262,005	20,235,730

STOCKHOLDERS’ EQUITY
Serial preferred stock. Authorized 5,000,000 shares; none issued	—	—
Common stock, $2 par value. Authorized 400,000,000 shares; 205,003,949 and 205,136,649 shares issued, respectively	410,008	410,273
Additional paid-in capital	1,722,205	1,738,157
Retained earnings	720,633	627,406
Accumulated other comprehensive income, net	(70,734)	5,350

Total stockholders’ equity	2,782,112	2,781,186

Total liabilities and stockholders’ equity	$24,044,117	23,016,916

Commitments and contingencies (note 11)

See accompanying notes to consolidated financial statements.

National Commerce Financial Corporation and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME

Three and Six Months Ended June 30, 2004 and 2003

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
In Thousands Except Per Share Data	2004	2003	2004	2003
INTEREST INCOME
Interest and fees on loans	$189,282	188,099	372,264	385,768
Interest and dividends on investment securities:
U.S. Treasury	132	274	306	556
U.S. Government agencies and corporations	51,619	58,118	108,324	113,800
States and political subdivisions (primarily tax-exempt)	1,293	1,453	2,562	2,963
Equity and other securities	18,304	15,875	34,994	23,345
Interest and dividends on trading account securities	2,248	421	4,173	996
Interest on time deposits in other banks	9	17	417	42
Interest on federal funds sold and other short-term investments	646	336	1,020	499

Total interest income	263,533	264,593	524,060	527,969

INTEREST EXPENSE
Deposits	47,110	55,184	94,869	112,472
Short-term borrowed funds	4,924	4,698	9,489	9,066
Federal Home Loan Bank advances	15,968	21,397	31,570	43,515
Trust preferred securities and long-term debt	1,545	2,133	3,075	4,293

Total interest expense	69,547	83,412	139,003	169,346

Net interest income	193,986	181,181	385,057	358,623
Provision for loan losses	12,845	13,376	24,933	21,060

Net interest income after provision for loan losses	181,141	167,805	360,124	337,563

OTHER INCOME
Service charges on deposit accounts	44,973	43,500	85,999	84,750
Other service charges and fees	9,467	9,721	17,904	19,062
Broker/dealer revenue	26,711	28,152	52,473	49,233
Asset management	15,986	13,356	32,484	25,738
Mortgage banking income	13,459	11,458	20,842	21,112
Equity earnings from First Market Bank, FSB	1,402	1,071	2,687	1,997
Other	11,470	7,700	20,054	15,342
Gain (loss) on branch sales	714	—	759	(145)
Investment securities gains, net	66	2,460	10,984	4,924

Total other income	124,248	117,418	244,186	222,013

OTHER EXPENSE
Personnel	77,807	77,483	156,928	154,936
Net occupancy	13,413	13,292	26,820	26,196
Equipment	7,194	7,992	14,427	15,397
Core deposit intangibles amortization	12,901	15,673	26,540	31,957
Other	55,052	51,341	105,378	97,745
Merger-related expenses	8,290	—	8,290	—
First Mercantile litigation	—	1,041	—	20,695
Employment contract terminations	—	14,108	—	14,108
Debt retirement/prepayment gains	—	(326)	—	(326)

Total other expenses	174,657	180,604	338,383	360,708

Income before income taxes	130,732	104,619	265,927	198,868
Income taxes	45,641	33,112	90,592	63,271

Net income	$85,091	71,507	175,335	135,597

EARNINGS PER COMMON SHARE
Basic	$.42	.35	.86	.66
Diluted	.41	.35	.85	.66
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	204,340	204,629	204,660	204,948
Diluted	206,737	205,701	206,910	206,225

See accompanying notes to consolidated financial statements.

National Commerce Financial Corporation and Subsidiaries

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

Six Months Ended June 30, 2004 and 2003

(Unaudited)

In Thousands Except Share Data	Shares of Common Stock	Common Stock	Additional Paid-In Capital	Retained Earnings	Other Comp. Income	Total Stockholders’ Equity
Balance January 1, 2003	205,408,183	$410,816	1,753,241	467,641	50,734	2,682,432
Net income	—	—	—	135,597	—	135,597
Restricted stock transactions, net	1,693	3	1,258	—	—	1,261
Options exercised, net of shares tendered	472,596	947	5,607	—	—	6,554
Shares repurchased and retired	(1,474,300)	(2,949)	(29,272)	—	—	(32,221)
Cash dividends ($.34 per share)	—	—	—	(69,776)	—	(69,776)
Change in minimum pension liability, net of applicable income taxes	—	—	—	—	(742)	(742)
Change in unrealized gains on investment securities available for sale, net of applicable income taxes	—	—	—	—	(1,955)	(1,955)
Unrealized loss on cash flow hedges, net of applicable income taxes	—	—	—	—	(201)	(201)
Other transactions, net	(23,394)	(47)	(467)	—	—	(514)

Balance, June 30, 2003	204,384,778	$408,770	1,730,367	533,462	47,836	2,720,435

Balance, January 1, 2004	205,136,649	$410,273	1,738,157	627,406	5,350	2,781,186
Net income	—	—	—	175,335	—	175,335
Restricted stock transactions, net	37,200	74	297	—	—	371
Options exercised, net of shares tendered	2,128,005	4,257	45,328	—	—	49,585
Shares repurchased and retired	(2,408,906)	(4,818)	(62,532)	—	—	(67,350)
Cash dividends ($.40 per share)	—	—	—	(82,108)	—	(82,108)
Change in minimum pension liability, net of applicable income taxes	—	—	—	—	(113)	(113)
Change in unrealized losses on investment securities available for sale, net of applicable income taxes	—	—	—	—	(72,735)	(72,735)
Change in unrealized loss on hedging instruments, net of applicable income taxes	—	—	—	—	(3,236)	(3,236)
Other transactions, net	111,001	222	955	—	—	1,177

Balance, June 30, 2004	205,003,949	$410,008	1,722,205	720,633	(70,734)	2,782,112

See accompanying notes to the consolidated financial statements.

National Commerce Financial Corporation and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

Six Months Ended June 30, 2004 and 2003

(Unaudited)

In Thousands	2004	2003
OPERATING ACTIVITIES
Net income	$175,335	135,597
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion, net	48,324	62,433
Provision for loan losses	24,933	21,060
Net gain on sales of investment securities	(10,984)	(4,924)
Net gain on sales of loans held for sale	(18,241)	(4,157)
Deferred income taxes	(889)	(82)
Origination of loans held for sale	(2,407,640)	(3,593,274)
Sales of loans held for sale	2,306,857	3,528,746
Gain on debt retirement/prepayment penalties	—	(326)
Tax benefit from exercise of stock options	8,504	1,731
Changes in:
Trading account securities	34,736	11,031
Other assets	(103,357)	(81,566)
Other liabilities	(4,627)	40,355
Other operating activities, net	211	(215)

Net cash provided by operating activities	53,162	116,409

INVESTING ACTIVITIES
Proceeds from:
Maturities and issuer calls of investment securities held to maturity	244,339	305,806
Sales of investment securities available for sale	934,956	1,373,732
Maturities and issuer calls of investment securities available for sale	787,232	849,895
Purchases of:
Investment securities held to maturity	(4,084)	(788,776)
Investment securities available for sale	(1,712,181)	(2,160,777)
Premises and equipment	6,421	(32,190)
Net originations of loans	(1,190,136)	(596,469)
Net cash paid on branch sales	(24,875)	(1,327)

Net cash used by investing activities	(958,328)	(1,050,106)

FINANCING ACTIVITIES
Net increase in deposit accounts	495,757	954,191
Net increase in short-term borrowed funds	36,397	12,661
Net increase in Federal Home Loan Bank advances	574,778	168,047
Decrease in long-term debt	(2,134)	(4,997)
Issuances of common stock from exercise of stock options, net	41,404	4,899
Purchase and retirement of common stock	(67,350)	(32,221)
Other equity transactions, net	(442)	(93)
Cash dividends paid	(82,108)	(69,776)

Net cash provided by financing activities	996,302	1,032,711

Net increase in cash and cash equivalents	91,136	99,014
Cash and cash equivalents at beginning of period (December 31)	752,209	602,757

Cash and cash equivalents at end of period	$843,345	701,771

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid during the period	$137,364	172,008

Income taxes paid during the period	$74,872	65,366

See accompanying notes to consolidated financial statements.

National Commerce Financial Corporation and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Six Months Ended June 30, 2004 and 2003

(Unaudited)

(1) CONSOLIDATION AND PRESENTATION

The accompanying unaudited consolidated financial statements of National Commerce Financial Corporation (“NCF”) have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, the accompanying financial statements reflect all adjustments necessary for a fair presentation of the financial position, results of operations and cash flows of NCF on a consolidated basis, and all such adjustments are of a normal recurring nature. These financial statements and the notes thereto should be read in conjunction with NCF’s Annual Report on Form 10-K for the year ended December 31, 2003. Operating results for the three- and six-month periods ended June 30, 2004 are not necessarily indicative of the results that may be expected for the year ending December 31, 2004.

CONSOLIDATION. NCF is a bank holding company that provides diverse financial services through a regional network of banking affiliates and a national network of nonbanking affiliates. NCF’s wholly owned banking subsidiaries include National Bank of Commerce (“NBC”) and NBC Bank, FSB. The consolidated financial statements also include the accounts and results of operations of NCF’s direct and indirect wholly owned non-bank subsidiaries. All significant intercompany transactions and accounts are eliminated in consolidation.

NCF has two business segments: traditional banking and financial enterprises. Financial enterprises include transaction processing, trust services and investment management, retail banking consulting/in-store licensing and broker/dealer activities.

Certain prior period amounts have been reclassified to conform to the 2004 presentation. The reclassifications had no effect on net income available for common stockholders.

BUSINESS COMBINATIONS. On May 9, 2004, NCF announced that it had signed a definitive merger agreement with SunTrust Banks, Inc. The proposed merger, which is subject to approval by regulatory authorities and by shareholders of both companies, is expected to close in the fourth quarter of 2004. Under the terms of the definitive merger agreement, which has been approved by both boards of directors, NCF shareholders will have the right, subject to proration, to elect to receive cash or SunTrust common stock, in either case having a value equal to $8.625 plus .3713 SunTrust shares. During the second quarter of 2004, NCF incurred $8 million of investment advisor, contract termination and other expense directly attributable to the proposed merger.

EARNINGS PER SHARE. Basic earnings per share (“EPS”) is computed by dividing net income by the weighted average number of common shares outstanding during each period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. Diluted EPS is computed by dividing net income by the weighted average number of common shares outstanding plus dilutive stock options (as computed under the treasury stock method) assumed to have been exercised during the period.

COMPREHENSIVE INCOME. Comprehensive income is the change in equity during the period from transactions and other events and circumstances from non-owner sources. Total comprehensive income is comprised of net income and other comprehensive income. Other comprehensive income for the six months ended June 30, 2004 and 2003 and accumulated other comprehensive income as of June 30, 2004, December 31, 2003 and June 30, 2003 are comprised of unrealized gains and losses on investment securities available for sale, unrealized gains and losses on cash flow hedges and adjustments of minimum pension liability.

National Commerce Financial Corporation and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) CONSOLIDATION AND PRESENTATION (Continued)

STOCK-BASED COMPENSATION. NCF from time to time grants stock options for a fixed number of shares to employees with an exercise price equal to the fair value of the shares on the date of grant, which become exercisable on certain future dates with continued service by employees. NCF has elected to account for these stock option grants in accordance with Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and accordingly, recognizes no compensation expense for these stock option grants. For all variable stock option grants, which include any grant that is not at a fixed exercise price or whose vesting is dependent on future performance or some event other than the passage of time, compensation expense is recognized in accordance with APB Opinion No. 25 over the period the employee performs related service, also called the vesting period.

NCF discloses pro forma net income and earnings per share in the notes to its consolidated financial statements as if compensation expense was measured under the fair value based method according to Statement No. 123, “Accounting for Stock-based Compensation.” Under the fair value based method, compensation cost is measured at the grant date of the option based on the value of the award and is recognized over the service period, which is usually the vesting period. Had compensation expense for the stock option plans been determined consistent with Statement No. 123, NCF’s net income and net income per share for the three- and six-month periods ended June 30, 2004 and 2003 would have been reduced to the pro forma amounts indicated below. These pro forma amounts may not be representative of the effect on reported net income for future periods.

		Three Months Ended June 30,		Six Months Ended June 30,
In Thousands Except Per Share Data		2004	2003	2004	2003
Net income	As reported	$85,091	71,507	175,335	135,597
	Pro forma	82,909	68,850	171,052	130,663
Basic EPS	As reported	.42	.35	.86	.66
	Pro forma	.41	.34	.84	.64
Diluted EPS	As reported	.41	.35	.85	.66
	Pro forma	.40	.33	.83	.63

CHANGES IN ACCOUNTING POLICY. NCF adopted the provisions of SEC Staff Accounting Bulletin No. 105 on April 1, 2004. It requires all registrants to account for mortgage loan interest rate lock commitments related to loans held for sale as written options, effective no later than for commitments entered into after March 31, 2004. NCF enters into such commitments with customers in connection with residential mortgage loan applications. This guidance requires NCF to recognize a liability on its balance sheet equal to the fair value of the commitment at the time the loan commitment is issued. As a result, this guidance delays the recognition of any revenue related to these commitments until such time as the loan is sold; however, it has no effect on the ultimate amount of revenue or cash flows recognized over time. Implementation of this guidance during the second quarter of 2004 did not have a material impact on NCF.

National Commerce Financial Corporation and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(2) LOANS

Management internally classifies the loan portfolio by the purpose of the borrowing. Such classification is presented below as of June 30, 2004 and December 31, 2003. This classification method emphasizes the source of loan repayment rather than the collateral for the loan, which is the classification method followed for regulatory reporting purposes.

In Thousands	2004	2003
Commercial	$4,058,205	3,820,585
Construction and commercial real estate	3,919,168	3,723,336
Mortgage	1,161,352	933,057
Consumer	4,832,412	4,342,695
Revolving credit	88,821	84,534
Lease financing	131,312	130,741

Total loans	$14,191,270	13,034,948

(3) ALLOWANCE FOR LOAN LOSSES

Following is the activity in the allowance for loan losses during the six months ended June 30, 2004 and 2003:

In Thousands	2004	2003
Balance at beginning of period	$170,452	163,424
Charge-offs:
Commercial	(3,420)	(2,334)
Construction and commercial real estate	—	(225)
Secured by real estate	(2,642)	(2,102)
Consumer	(11,715)	(12,266)
Revolving credit	(2,204)	(2,074)
Lease financing	(581)	(658)

Total charge-offs	(20,562)	(19,659)
Recoveries:
Commercial	909	534
Construction and commercial real estate	2	8
Secured by real estate	84	95
Consumer	1,964	1,755
Revolving credit	569	612
Lease financing	87	69

Total recoveries	3,615	3,073

Net charge-offs	(16,947)	(16,586)
Provision for loan losses	24,933	21,060
Changes from sales	—	(582)

Balance at end of period	$178,438	167,316

National Commerce Financial Corporation and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(4) NONPERFORMING ASSETS

Following is a summary of nonperforming assets as of June 30, 2004, December 31, 2003 and June 30, 2003:

In Thousands	June 2004	December 2003	June 2003
Nonaccrual loans	$37,638	30,689	33,843
Foreclosed real estate	22,619	28,196	23,961

Nonperforming loans and foreclosed real estate	60,257	58,885	57,804
Other repossessed assets	5,125	4,638	8,420

Nonperforming assets	$65,382	63,523	66,224

Accruing loans 90 days or more past due	$65,722	64,457	51,761

(5) GOODWILL AND OTHER INTANGIBLE ASSETS

The changes in the carrying amount of goodwill for the year ended December 31, 2003 and six months ended June 30, 2004 for NCF’s business segments are as follows:

In Thousands	Traditional Banking	Financial Enterprises	Total
Balance as of January 1, 2003	$1,042,146	34,972	1,077,118
Other goodwill adjustments	6,039	—	6,039
Goodwill acquired during the year	2,408	—	2,408

Balance as of December 31, 2003	1,050,593	34,972	1,085,565
Goodwill acquired during the period	—	4,536	4,536

Balance as of June 30, 2004	$1,050,593	39,508	1,090,101

Core deposit intangibles are amortized over a period of up to 10 years using an accelerated method. Following is an analysis of core deposit intangibles:

	Six Months Ended June 30, 2004		Year Ended December 31, 2003
In Thousands	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Core deposit intangibles	$402,006	(256,107)	402,225	(229,567)
Aggregate amortization expense for the period	26,540		61,356
Estimated annual amortization expense:
For year ended 12/31/04	50,897
For year ended 12/31/05	41,296
For year ended 12/31/06	32,033
For year ended 12/31/07	23,137
For year ended 12/31/08	14,516

National Commerce Financial Corporation and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) COMPREHENSIVE INCOME

The following table presents the components of other comprehensive income and the related tax effects allocated for the six months ended June 30, 2004 and 2003:

	2004			2003
In Thousands	Before Tax Amount	Tax (Expense) Benefit	Net of Tax Amount	Before Tax Amount	Tax (Expense) Benefit	Net of Tax Amount
Unrealized (losses) gains on securities:
Unrealized (losses) gains arising during holding period	$(108,236)	42,146	(66,090)	1,541	(517)	1,024
Reclassification adjustment for gains realized in net income	(10,984)	4,339	(6,645)	(4,924)	1,945	(2,979)
Minimum pension liability:
Adjustment to minimum pension liability	(188)	75	(113)	(1,237)	495	(742)
Unrealized losses on cash flow hedging instruments:
Unrealized losses arising during holding period	(5,393)	2,157	(3,236)	(335)	134	(201)

Other comprehensive (income) loss	$(124,801)	48,717	(76,084)	(4,955)	2,057	(2,898)

(7) FHLB ADVANCES

Maturities of FHLB advances for each of the years ending December 31 are as follows:

In Thousands	Range of Rates	Total Maturities
2004	1.11% to 7.65%	$1,812,253
2005	1.82% to 5.68%	2,335
2006	4.44% to 4.44%	25,204
2007	7.00% to 7.00%	276
2008	2.00% to 5.94%	204,559
Thereafter	2.17% to 6.39%	831,093

Total		$2,875,720

National Commerce Financial Corporation and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(8) EMPLOYEE BENEFITS

The following tables disclose the components of the net periodic benefit costs and the assumptions used in computing those costs for the six months ended June 30, 2004 and 2003 for NCF’s pension and other benefit plans:

	Pension Plan		Other Plans
In Thousands	2004	2003	2004	2003
Components of Net Periodic Benefit Cost:
Service cost	$1,541	1,467	112	91
Interest cost	2,076	2,173	444	402
Expected return on plan assets	(3,311)	(2,814)	—	—
Transition obligation amortization	—	—	5	5
Amortization of prior service cost	(26)	(26)	14	3
Amortization of net loss	241	564	275	184
FAS88 settlement loss	—	—	100	99

Net expense	$521	1,364	950	784

Assumptions:
Discount rate	6.00%	6.75	6.00	6.75
Expected long-term return on assets	8.50	8.50	—	—
Rate of compensation increase	3.50	3.50	—	—
Initial health care trend rate	—	—	9.00	9.00
Ultimate trend rate	—	—	5.00	5.00
Year ultimate trend rate is reached	—	—	2012	2011

(9) PER SHARE DATA

The following schedule presents the components of the basic and diluted EPS computations for the three and six months ended June 30, 2004 and 2003. Dilutive common shares arise from the potentially dilutive effect of NCF’s stock options outstanding.

	Three Months Ended June 30,		Six Months Ended June 30,
In Thousands Except Per Share Data	2004	2003	2004	2003
Basic EPS
Average common shares	204,340	204,629	204,660	204,948
Net income	$85,091	71,507	175,335	135,597
Earnings per share	.42	.35	.86	.66

Diluted EPS
Average common shares	204,340	204,629	204,660	204,948
Average dilutive common shares	2,397	1,072	2,250	1,277

Adjusted average common shares	206,737	205,701	206,910	206,225
Net income	$85,091	71,507	175,335	135,597
Earnings per share	.41	.35	.85	.66

National Commerce Financial Corporation and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(10) SUPPLEMENTARY INCOME STATEMENT INFORMATION

Following is a breakdown of the components of “other expense” on the Consolidated Statement of Income for the three- and six-month periods ended June 30, 2004 and 2003:

	Three Months Ended June 30,		Six Months Ended June 30,
In Thousands	2004	2003	2004	2003
Legal and professional fees	$13,385	9,830	26,684	17,975
Telecommunications	4,132	4,544	8,265	9,052
Data processing	7,061	5,579	13,650	10,824
Marketing	4,133	2,967	7,162	5,486
Printing and office supplies	3,769	3,781	6,885	7,095
Postage and freight	2,622	2,731	4,987	5,511
All other	19,950	21,909	37,745	41,802

Total other expense	$55,052	51,341	105,378	97,745

(11) COMMITMENTS AND CONTINGENCIES

Certain legal claims have arisen in the normal course of business in which NCF and certain of its subsidiary banks have been named as defendants. Although the amount of any ultimate liability with respect to such matters cannot be determined, in the opinion of management and counsel, any such liability will have no material effect on NCF’s financial position or results of operations.

On May 9, 2004, a shareholder of NCF filed a purported class action complaint in the Circuit Court of Shelby County, Tennessee against NCF and each member of the NCF board of directors. On May 21, 2004, another shareholder of NCF filed a purported class action complaint in the same court. The substantially identical complaints have been consolidated into one lawsuit and allege that the NCF board of directors breached its fiduciary duties to the NCF shareholders in approving and adopting the merger agreement by, among other things, failing to wait until after announcement of 2nd quarter 2004 operating results in order to achieve a higher price for the company and by attempting to trigger the payment of certain change of control payments to NCF’s senior management. The consolidated lawsuit seeks, among other things, to enjoin the completion of the merger and to recover costs and disbursements incurred by the plaintiffs, including reasonable attorney fees and expert fees. Simultaneously with the filing of the lawsuits, the plaintiffs propounded requests for production of documents controlled by NCF and its directors. NCF and its directors served written responses and objections thereto on June 25, 2004 and produced responsive documents to the plaintiffs on July 7, 2004. NCF believes that these lawsuits are entirely without merit and intends to vigorously defend the lawsuits.

In December 2002, NCF completed the acquisition of BancMortgage, an Atlanta-based mortgage originator. Approximately 611,000 shares of NCF common stock were issued and $5 million of goodwill was initially recorded in the transaction. In accordance with the merger agreement, additional consideration, shares of NCF common stock and cash, may be paid based on a multiple of pretax earnings for the three years ended December 31, 2005, provided such amount exceeds consideration already exchanged. Any contingent payment will be recorded as goodwill.

National Commerce Financial Corporation and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12) SEGMENT INFORMATION

Management monitors NCF performance as two business segments, traditional banking and financial enterprises.

The traditional banking segment includes sales and distribution of financial products and services to individuals. These products and services include loan products such as residential mortgage, home equity lending, automobile and other personal financing needs. Traditional banking products also include various deposit products that are designed for customers’ saving and transaction needs. This segment also includes lending and related financial services provided to small- to medium-sized companies. Included among these services are several specialty services such as real estate finance, asset-based lending and residential construction lending. The traditional banking segment also includes management of the investment portfolio and non-deposit based funding.

The financial enterprises segment is comprised of trust services and investment management, transaction processing, retail banking consulting/in-store licensing and broker/dealer activities.

The accounting policies of the individual segments are the same as those of NCF. Transactions between business segments are conducted at arm’s length. Interest income for tax-exempt loans and securities is adjusted to a taxable-equivalent basis.

The following tables present condensed income statements for each reportable segment:

In Thousands	Traditional Banking	Financial Enterprises	Intersegment Eliminations	Total
Quarter ended June 30, 2004:
Net interest income (TE)	$193,524	7,241	—	200,765
Provision for loan losses	(12,845)	—	—	(12,845)
Gain on branch sale	714	—	—	714
Noninterest income	69,050	56,409	(1,925)	123,534
Intangibles amortization	(12,901)	—	—	(12,901)
Merger-related expenses	(8,290)	—	—	(8,290)
Noninterest expense	(112,800)	(42,591)	1,925	(153,466)

Income before income taxes (TE)	116,452	21,059	—	137,511
Income taxes	(44,207)	(8,213)	—	(52,420)

Net income	$72,245	12,846	—	85,091

Average assets	$22,513,130	1,228,760	—	23,741,890
Quarter ended June 30, 2003:
Net interest income (TE)	$183,113	5,286	—	188,399
Provision for loan losses	(13,376)	—	—	(13,376)
Noninterest income	65,301	54,215	(2,098)	117,418
Intangibles amortization	(15,673)	—	—	(15,673)
First Mercantile litigation	—	(1,041)	—	(1,041)
Employment contract terminations	(14,108)	—	—	(14,108)
Debt retirement/prepayment gains	326	—	—	326
Noninterest expense	(111,313)	(40,893)	2,098	(150,108)

Income before income taxes (TE)	94,270	17,567	—	111,837
Income taxes	(33,479)	(6,851)	—	(40,330)

Net income	$60,791	10,716	—	71,507

Average assets	$21,369,652	803,743	—	22,173,395

National Commerce Financial Corporation and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12) SEGMENT INFORMATION (Continued)

In Thousands	Traditional Banking	Financial Enterprises	Intersegment Eliminations	Total
Six months ended June 30, 2004:
Net interest income (TE)	$384,410	14,243	—	398,653
Provision for loan losses	(24,933)	—	—	(24,933)
Gain on branch sale	759	—	—	759
Noninterest income	137,839	109,477	(3,889)	243,427
Intangibles amortization	(26,540)	—	—	(26,540)
Merger-related expenses	(8,290)	—	—	(8,290)
Noninterest expense	(224,556)	(82,886)	3,889	(303,553)

Income before income taxes (TE)	238,689	40,834	—	279,523
Income taxes	(88,263)	(15,925)	—	(104,188)

Net income	$150,426	24,909	—	175,335

Average assets	$22,308,654	1,134,459	—	23,443,113
Six months ended June 30, 2003:
Net interest income (TE)	$362,280	10,501	—	372,781
Provision for loan losses	(21,060)	—	—	(21,060)
Loss on branch sale	(145)	—	—	(145)
Noninterest income	126,902	98,972	(3,716)	222,158
Intangibles amortization	(31,957)	—	—	(31,957)
First Mercantile litigation	—	(20,695)	—	(20,695)
Employment contract terminations	(14,108)	—	—	(14,108)
Debt retirement/prepayment gains	326	—	—	326
Noninterest expense	(222,366)	(75,624)	3,716	(294,274)

Income before income taxes (TE)	199,872	13,154	—	213,026
Income taxes	(72,299)	(5,130)	—	(77,429)

Net income	$127,573	8,024	—	135,597

Average assets	$20,976,051	759,301	—	21,735,352